Exhibit 10.1

Contract No. - No de contrat 9F044-230301/A

Client Ref. No. - N° de réf. du client 9F044-230301

Amd. No. - N° de la modif.

File No. - N° du dossier 9F044-230301/A

1

CONTRACT CLAUSES

The following clauses and conditions apply to and form part of any contract resulting from the bid solicitation.

Statement of Work

The Contractor must perform the Work in accordance with the Statement of Work at Annex "A".

1.1
Optional Goods and/or Services

The Contractor grants to Canada the irrevocable option to acquire the goods, services or both associated with Phase D as described in Annex A – Statement of Work of the Contract under the same conditions and at the prices and/or rates stated in the Contract. The option may only be exercised by the Contracting Authority and will be evidenced, for administrative purposes only, through a contract amendment.

The Contracting Authority may exercise the option at any time before the expiry of the Contract by sending a written notice to the Contractor.

1.2
Task Authorization

A portion of the Work could be performed on an "as and when requested basis" using a Task Authorization (TA). The Work described in the TA must be in accordance with the scope of the Contract.

1.2.1
Task Authorization Process

1.
The Contracting Authority will provide the Contractor with a description of the task using the "Task Authorization" form specified in Annex “D”.
2.
The Task Authorization (TA) will contain the details of the activities to be performed, a description of the deliverables, and a schedule indicating completion dates for the major activities or submission dates for the deliverables. The TA will also include the applicable basis(bases) and methods of payment as specified in the Contract.

3.
The Contractor must provide the Contracting Authority, within 7 calendar days of its receipt, the proposed total estimated cost for performing the task and a breakdown of that cost, established in accordance with the Basis of Payment specified in the Contract.
4.
The Contractor must not commence work until a TA authorized by the Contracting Authority has been received by the Contractor. The Contractor acknowledges that any work performed before a TA has been received will be done at the Contractor's own risk.

1.2.4 Canada's Obligation - Portion of the Work - Task Authorizations

SACC Manual clause B9031C (2011-05-16) Canada’s Obligation – Portion of the Work – Task Authorizations

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2
Standard Clauses and Conditions

All clauses and conditions identified in the Contract by number, date and title are set out in the Standard Acquisition Clauses and Conditions Manual (https://buyandsell.gc.ca/policy-and- guidelines/standard-acquisition-clauses-and-conditions-manual) issued by Public Works and Government Services Canada.

2.1
General Conditions

2040 (2022-12-01), General Conditions - Research & Development, apply to and form part of the Contract.

2.2
Supplemental General Conditions

4002 (2010-08-16), Software Development or Modification Services, apply to and form part of the Contract.

4003 (2010-08-16), Licensed Software, apply to and form part of the Contract.

2.3
Delivery of Source Code to Canada or an Escrow Agent

2.3.1
Should the contractor custom software delivered to Canada as part of this contract and for which pre-existing software forms part of the Custom Software, the contractor will not be required to deliver source code to Canada or an escrow agent for that Custom Software and the pre-existing software if the Custom Software meets the following conditions:

•
the Pre-Existing Software is forming at least 95% of the Custom Software, AND
•
the Pre-Existing Software and associated Custom Software is not within the control of the Contractor or cannot be obtained by the Contractor or any subcontractor, AND
•
the Pre-Existing Software is used commercially on other missions.

2.3.2
If the contractor does not deliver to Canada or an escrow agent the Custom Software and the pre-existing software as per 2.3.1, the contractor shall provide in writing to the contracting authority the following certification for each of the Custom Software affected. Each certification shall be signed by a representative the contractor and the subcontractor, if applicable.

The contractor certifies that the Custom Software, (insert name and function of the software) for which the pre-existing software (insert name and function of the software) forms part of the Custom Software delivered to Canada as part of contract (insert identification number of the contract), meets the following conditions:

•
the Pre-Existing Software is forming at least 95% of the Custom Software, AND
•
the Pre-Existing Software and associated Custom Software is not within the control of the Contractor or cannot be obtained by the Contractor or any subcontractor, AND
•
the Pre-Existing Software is used commercially on other missions.

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3
Security Requirements – Rev 001

3.1
The following security requirements apply and form part of the Contract.

PHASE 1 (DOS-RELIABILITY)

1.
The Contractor must, at all times during the performance of the Contract, hold a valid Designated Organization Screening (DOS), and obtain approved Document Safeguarding Capability at the level of PROTECTED B, issued by the Contract Security Program (CSP), Public Works and Government Services Canada (PWGSC).

2.
This contract includes access to Controlled Goods. Prior to access, the contractor must be registered in the Controlled Goods Program of Public Works and Government Services Canada (PWGSC).
3.
The Contractor personnel requiring access to PROTECTED information, assets, or sensitive site(s) must EACH hold a valid personnel security screening at the level of RELIABILITY STATUS, granted or approved by the CSP, PWGSC. Until the security screening of the Contractor personnel required by this Contract has been completed satisfactorily by the CSP, PWGSC, the Contractor personnel MAY NOT HAVE ACCESS to PROTECTED information or assets, and MAY NOT ENTER sites where such information or assets are kept, without an escort.
4.
The Contractor MUST NOT utilize its facilities to process, produce, or store PROTECTED information or assets until the CSP, PWGSC has issued written approval.

5.
Processing of PROTECTED materiel electronically with the Contractor's IT equipment and/or systems is NOT permitted under this Contract. The use of personal devices to connect to or conduct any activity on GC networks and GC furnished IT equipment is strictly prohibited.
6.
Subcontracts which contain security requirements are NOT to be awarded without the prior written permission of the CSP, PWGSC.

7.
The Contractor must comply with the provisions of the:
a)
Security Requirements Check List and security guide (if applicable), attached at Annex C;
b)
Contract Security Manual (Latest Edition).

PHASE 2 (FSC-SECRET)

1.
The Contractor must, at all times during the performance of the Contract, hold a valid Facility Security Clearance at the level of SECRET, and obtain approved Document Safeguarding Capability at the level of PROTECTED B, issued by the Contract Security Program (CSP), Public Works and Government Services Canada (PWGSC).
2.
This contract includes access to Controlled Goods. Prior to access, the contractor must be registered in the Controlled Goods Program of Public Works and Government Services Canada (PWGSC).
3.
The Contractor personnel requiring access to PROTECTED information, assets, or sensitive site(s) must EACH hold a valid personnel security screening at the level of SECRET, or RELIABILITY STATUS, as required, granted or approved by the CSP, PWGSC.

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4.
Until the security screening of the Contractor personnel required by this Contract has been completed satisfactorily by the CSP, PWGSC, the Contractor personnel MAY NOT HAVE ACCESS to PROTECTED information or assets, and MAY NOT ENTER sites where such information or assets are kept, without an escort.

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5.
The Contractor MUST NOT utilize its facilities to process, produce, or store PROTECTED information or assets until the CSP, PWGSC has issued written approval.

6.
Processing of PROTECTED materiel electronically with the Contractor's IT equipment and/or systems is NOT permitted under this Contract. The use of personal devices to connect to or conduct any activity on GC networks and GC furnished IT equipment is strictly prohibited.
7.
Subcontracts which contain security requirements are NOT to be awarded without the prior written permission of the CSP, PWGSC.

8.
The Contractor must comply with the provisions of the:
a)
Security Requirements Check List and security guide (if applicable), attached at Annex C;
b)
Contract Security Manual (Latest Edition).

3.2
Contractor’s Sites or Premises Requiring Safeguarding Measures
3.2.1
Where safeguarding measures are required in the performance of the Work, the Contractor must diligently maintain up to date the information related to the Contractor’s and proposed individuals’ sites or premises for the following addresses:

exactEarth Ltd

260 Holiday Inn Dr, Unit 30,Bldg B Cambridge, Ontario, Canada N3C4E8

3.2.2
The Company Security Officer must ensure through the Contract Security Program that the Contractor and individuals hold a valid security clearance at the required level.
4
Term of Contract
4.1
Period of the Contract

The period of the Contract is from contract award to September 31, 2027.

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5
Authorities

5.1
Contracting Authority

The Contracting Authority for the Contract is:

Aline Mulinda

Supply Specialist

Public Works and Government Services Canada Specialized and Emergency Acquisitions Sector (SEAS)

Space Programs Procurement Directorate – Military and Civilian (SPPD) 11 Laurier Street

Gatineau, Quebec, Canada K1A 0S5

Telephone: 514-235-9407

E-mail address: aline.mulinda@tpsgc-pwgsc.gc.ca

The Contracting Authority is responsible for the management of the Contract and any changes to the Contract must be authorized in writing by the Contracting Authority. The Contractor must not perform work in excess of or outside the scope of the Contract based on verbal or written requests or instructions from anybody other than the Contracting Authority.

5.2
Project Authority

The Project Authority for the Contract is:

Eric Allaire

Senior Engineer, Project / Program Management

Canadian Space Agency 6767 Route de l'Aéroport

Longueuil, Quebec, Canada J3Y 8Y9 Telephone: 438-439-6474

E-mail address: eric.allaire@asc-csa.gc.ca

The Project Authority is the representative of the department or agency for whom the Work is being carried out under the Contract and is responsible for all matters concerning the technical content of the Work under the Contract. Technical matters may be discussed with the Project Authority; however, the Project Authority has no authority to authorize changes to the scope of the Work. Changes to the scope of the Work can only be made through a contract amendment issued by the Contracting Authority.

5.3
Contractor's Representative

The Contractor's Representative for the Contract is:

Kelly Loughery

Director and Deputy General Counsel

exactEarth Ltd (a wholly owned subsidiary of Spire Global Subsidiary Inc.) 260 Holiday Inn Dr, Unit 30,Bldg B

Cambridge, Ontario, Canada N3C4E8

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Telephone: +1-443-422-1604

E-mail address: Kelly.loughery@spire.com

6
Proactive Disclosure of Contracts with Former Public Servants

By providing information on its status, with respect to being a former public servant in receipt of a Public Service Superannuation Act (PSSA) pension, the Contractor has agreed that this information will be reported on departmental websites as part of the published proactive disclosure reports, in accordance with Contracting Policy Notice: 2019-01 of the Treasury Board Secretariat of Canada.

7
Payment

7.1
For the Work described in Annex A - Statement of Work that is not subject to task authorization:
7.1.1
Basis of Payment – Firm Fixed Price

For the Work described in Annex A that is not subject to task authorization and in consideration of the Contractor satisfactorily completing its obligations under the Contract, the Contractor will be paid a fixed price of $ 63,411,472.78. Customs duties are included and applicable taxes are extra.

Canada will not pay the Contractor for any design changes, modifications or interpretations of the Work, unless they have been approved, in writing, by the Contracting Authority before their incorporation into the Work.

7.1.2
Milestone Payments - Subject to holdback

Canada will make milestone payments in accordance with the Schedule of Milestones detailed in the Contract and the payment provisions of the Contract, up to 90 percent of the amount claimed and approved by Canada if:

a.
an accurate and complete claim for payment using form PWGSC-TPSGC 1111, Claim for Progress Payment, and any other document required by the Contract have been submitted in accordance with the invoicing instructions provided in the Contract;
b.
all the certificates appearing on form PWGSC-TPSGC 1111 have been signed by the respective authorized representatives;
c.
all work associated with the milestone and as applicable any deliverable required have been completed and accepted by Canada.

The balance of the amount payable will be paid in accordance with the payment provisions of the Contract upon completion and delivery of all Work required under the Contract if the Work has been accepted by Canada and a final claim for the payment is submitted.

7.1.3
Schedule of Milestones

Payments will be made in accordance with the Contract and the schedule of milestones in Annex B – Basis of Payment.

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7.2
For the Work performed through Task Authorizations:

7.2.1
Basis of Payment: Individual Task Authorizations – Firm Fixed Price

For the Work described in a task authorization and in consideration of the Contractor satisfactorily completing its obligations under the Contract, the Contractor will be paid a fixed price specified in the task authorization.

Customs duties are included and applicable taxes are extra.

Canada's liability to the Contractor under the authorized task authorization must not exceed the fixed price specified in the authorized task authorization.

No increase in the liability of Canada or in the price of the Work specified in the authorized task authorization resulting from any design changes, modifications or interpretations of the Work will be authorized or paid to the Contractor unless these design changes, modifications or interpretations have been authorized, in writing, by the Contracting Authority before their incorporation into the Work.

7.2.2
Individual Task Authorizations – Milestone Payments - Subject to holdback

Canada will make milestone payments in accordance with the Schedule of Milestones detailed in the task authorization and the payment provisions of the Contract, up to 90 percent of the amount claimed and approved by Canada if:

a.
an accurate and complete claim for payment using form PWGSC-TPSGC 1111, Claim for Progress Payment, and any other document required by the Contract have been submitted in accordance with the invoicing instructions provided in the Contract;
b.
all the certificates appearing on form PWGSC-TPSGC 1111 have been signed by the respective authorized representatives.
c.
all work associated with the milestone and as applicable any deliverable required have been completed and accepted by Canada.

The balance of the amount payable will be paid in accordance with the payment provisions of the Contract upon completion and delivery of all Work required under the task authorization if the Work has been accepted by Canada and a final claim for the payment of the task authorization is submitted.

7.2.3
Individual Task Authorizations – Cost Reimbursable
1.
For Cost Reimbursable Task Authorizations, Canada will make progress payments in accordance with the payment provisions of the Contract, no more than once a month, for cost incurred in the performance of the Work, up to 90 percent of the amount claimed and approved by Canada if:

a.
an accurate and complete claim for payment using form PWGSC-TPSGC 1111, Claim for Progress Payment, and any other document required by the Contract have been submitted in accordance with the invoicing instructions provided in the Contract;

b.
the amount claimed is in accordance with the basis of payment of the Task Authorization;

c.
the total amount for all progress payments paid by Canada does not exceed 90 percent of the total amount to be paid under the Task Authorization; and

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d.
all certificates appearing on form PWGSC-TPSGC 1111 have been signed by the respective authorized representatives.
2.
The balance of the amount payable will be paid in accordance with the payment provisions of the Task Authorization upon completion and delivery of all work required under the applicable Task Authorization if the Work has been accepted by Canada and a final claim for the payment is submitted for the applicable Task Authorization.

3.
Progress payments are interim payments only. Canada may conduct a government audit and interim time and cost verifications and reserves the rights to make adjustments to the Contract from time to time during the performance of the Work. Any overpayment resulting from progress payments or otherwise must be refunded promptly to Canada.

7.2.4
Limitation of Expenditure – Cumulative Total of All Task Authorizations

1.
Canada's total liability to the Contractor under the Contract for all authorized Task Authorizations (TAs), inclusive of any revisions, must not exceed the sum of

$100,000.00. Customs duties are included and Applicable Taxes are extra.

2.
No increase in the total liability of Canada will be authorized or paid to the Contractor unless an increase has been approved, in writing, by the Contracting Authority.

3.
The Contractor must notify the Contracting Authority in writing as to the adequacy of this sum:

a.
when it is 75 percent committed, or

b.
four (4) months before the contract expiry date, or
c.
as soon as the Contractor considers that the sum is inadequate for the completion of the Work required in all authorized TAs, inclusive of any revisions, whichever comes first.

4.
If the notification is for inadequate contract funds, the Contractor must provide to the Contracting Authority, a written estimate for the additional funds required. Provision of such information by the Contractor does not increase Canada's liability.
7.2.5
Canada's Obligation - Portion of the Work - Task Authorizations

SACC Manual clause B9031C (2011-05-16) Canada's Obligation - Portion of the Work - Task Authorizations.

7.2.6
Schedule of Milestones – Task Authorizations

Payments will be made in accordance with the Contract and the schedule of milestones in the task authorization.

7.2.7
Travel and Living Expenses – National Joint Council Travel Directive - Task Authorizations

The Contractor will be reimbursed its authorized travel and living expenses reasonably and properly incurred in the performance of the Work, at cost, without any allowance for profit and/or administrative overhead, in accordance with the meal, and private vehicle allowances specified in Appendices B, C and D of the National Joint Council Travel Directive, and with the other provisions of the directive referring to "travellers", rather than those referring to "employees".

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Canada will not pay the Contractor any incidental expense allowance for authorized travel.

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All travel must have the prior authorization of the Project Authority. All payments are subject to government audit.

Estimated Cost: $0.00.

7.3
Greenhouse gas emission reduction targets and disclosure: Documentation

The Contractor warrants that the certification of Greenhouse gas emission reduction targets and disclosure submitted by the Contractor is accurate and complete.

The Contractor must keep proper records and documentation relating to participation in the Greenhouse gas emission reduction targets and disclosure initiative. The Contractor must not, without obtaining before the written consent of the Contracting Authority, dispose of any such records or documentation until the expiration of six (6) years after final payment under any contract resulting from the contract, or until settlement of all outstanding claims and disputes under the contract/standing offer/supply arrangement, whichever is later. All such records and documentation must at all times during the retention period be open to audit, inspection and examination by the representatives of Canada, who may make copies and take extracts. The Contractor must provide all facilities for such audits, inspections and examinations, and must furnish all such information as the representatives of Canada may from time to time require with respect to such records and documentation.

Nothing in this clause must be interpreted as limiting the rights and remedies which Canada may otherwise have pursuant any contract or contract resulting from the standing offer/supply arrangement.

The Contractor must notify the Contracting authority if they are no longer participating in an initiative.

7.4
Indigenous Participation to the WFS contract
7.4.1
Definition of Indigenous Business

An Indigenous Business could be a sole proprietorship, limited company, cooperative, partnership, not-for-profit organization, or a joint venture*, that is either listed on the Indigenous Business Directory (IBD), listed on the Modern Treaty or CLCA business directory, or is an Elder, band or tribal council in Canada.

7.4.2
Subcontracting to Indigenous Businesses

The Contractor commits to subcontract a minimum of 2.03% of work towards Indigenous Businesses, as defined herein, as per the Indigenous Participation Plan included in of Annex E – Indigenous Participation Plan, which was provided with the Contractor’s bid. If necessary, the Contractor has the option to replace one Indigenous Business subcontractor with another, subject to the condition that the newly proposed subcontractor fulfills the definition of an Indigenous Business, and subject to pre-approval by the Contracting Authority.

The Bidder must commit to subcontract, at a minimum, the percentage of Work in dollar value indicated in their bid towards Indigenous Business subcontractors. Should this commitment not be achieved by the due date of the last milestone of the Schedule of Milestones, then the firm amount for this milestone will be adjusted downwards, in an amount equal to the difference between the Contractor’s commitment and the Contractor’s achievement e.g. if the Contractor’s

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commitment related to Indigenous subcontracting was $100,000 during the period of the contract and only $75,000 was achieved by the due date of this milestone, the firm amount for this milestone will be adjusted downwards by $25,000.

7.4.3
Reporting on Indigenous Participation Plan

An annual report, as indicated in Table 1 below, must be submitted to the Contracting Authority 15 days after the end of each annual period of Canada’s fiscal year (i.e., Q1: April to June, Q2: July to September, Q3: October to December, and Q4: January to March). The Contractor will, at minimum, provide statistical data on dollar value paid to Indigenous Business subcontractors in the previous year.

TABLE 1 – INDIGENOUS PARTICIPATION PLAN REPORT:

Indigenous Business Name	Type of Service and/or Good	Annual Reporting Period and Year	Amount Paid to sub during Reporting Period (CAD)	Total amount invoiced to Canada during the reporting period	Percentage of work share (in relation to invoiced amount)
			$[A]	$[B]	= [A]/[B] %

Cumulative total amounts paid to Indigenous Businesses for Work (CAD)					$ [C]
The cumulative total amount invoiced to Canada					$ [D]
Cumulative % achieved					[C]/[D] %

7.5
SACC Manual Clauses

SACC Manual Clause A9117C (2007-11-30), T1204 - Direct Request by Customer Department

SACC Manual Clause C0711C (2008-05-12), Time Verification

7.6
Electronic Payment of Invoices – Contract

The Contractor accepts to be paid using any of the following Electronic Payment Instrument(s):

a.
Visa Acquisition Card;
b.
MasterCard Acquisition Card;
c.
Wire Transfer (International Only);

7.7
Invoicing Instructions
1.
The Contractor must submit a claim for payment using form PWGSC-TPSGC 1111, Claim for Progress Payment.

Each claim must show:

a.
all information required on form PWGSC-TPSGC 1111;
b.
all applicable information detailed under the section entitled "Invoice Submission" of the general conditions;
c.
the description and value of the milestone claimed as detailed in the Contract.

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Each claim for a cost reimbursable task authorization must be supported by:

a.
a copy of time sheets to support the time claimed;
b.
a copy of the invoices, receipts, vouchers for all direct expenses, travel and living expenses.
2.
Applicable Taxes must be calculated on the total amount of the claim before the holdback is applied. At the time the holdback is claimed, there will be no Applicable Taxes payable as it was claimed and payable under the previous claims for progress payments.
3.
The Contractor must prepare and certify one original and two copies of the claim on form PWGSC-TPSGC 1111, and forward it to :
a.
the Canadian Space Agency invoicing at: facturation-invoicing@asc-csa.gc.ca, for appropriate certification by the Project Authority identified under the section entitled "Authorities" of the Contract after inspection and acceptance of the Work takes place;
b.
one copy to the Contracting Authority identified under the section entitled "Authorities" of the Contract; and
c.
one copy to the Project Authority identified under the section entitled "Authorities" of the Contract
4.
CSA’s Financial Services Section will then forward the original of the claim to the Contracting Authority for certification and onward submission to the Payment Office for the remaining certification and payment action.
5.
The Contractor must not submit claims until all work identified in the claim is completed.

8
Certifications and Additional Information

8.1
Compliance

Unless specified otherwise, the continuous compliance with the certifications provided by the Contractor in its bid or precedent to contract award, and the ongoing cooperation in providing additional information are conditions of the Contract and failure to comply will constitute the Contractor in default. Certifications are subject to verification by Canada during the entire period of the Contract.

8.2
Federal Contractors Program for Employment Equity - Default by the Contractor

The Contractor understands and agrees that, when an Agreement to Implement Employment Equity (AIEE) exists between the Contractor and Employment and Social Development Canada (ESDC)-Labour, the AIEE must remain valid during the entire period of the Contract. If the AIEE becomes invalid, the name of the Contractor will be added to the "FCP Limited Eligibility to Bid" list. The imposition of such a sanction by ESDC will constitute the Contractor in default as per the terms of the Contract.

▪
Canadian Content Requirement
•
Throughout the Contract period the contract Contractor must achieve a minimum Canadian Content requirement which represents no less of:

o
Eighty percent (80%) of the total contracted value

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The above total contracted values are inclusive of profit, but exclusive of applicable sales taxes and duties (when applicable);

•
During the life of the Contract, some elements may be excluded from the Canadian Content Value (CCV) calculation and corresponding obligations. These elements, if excluded from the CCV calculation, are described in article 8.3.2 below.
▪
Canadian Content Requirement - Excluded Items

The following activities are excluded from the Canadian Content Requirement:

Item	Description	Contracted Reference*
1	Launch services cost	The contractor shall provide all documents referring to the cost of the Launch services upon contract signature with the service provider.
2	Spacecraft bus procurement or build cost	The contract shall provide all documents referring to the cost of the Spacecraft bus procurement or build cost, upon contract signature with the Spacecraft bus provider.

▪
Canadian Content Certification
•
The Contractor warrants that the certification of Canadian Content submitted by the Contractor is accurate and complete, and that the goods, services or both to be provided under the Contract are in accordance with the definition contained in clause A3050T.

•
The Contractor must keep proper records and documentation relating to the origin of the goods, services or both provided to Canada, including the excluded items identified in 8.3.2. The Contractor must not, without obtaining before the written consent of the Contracting Authority, dispose of any such records or documentation until the expiration of six (6) years after final payment under the Contract, or until settlement of all outstanding claims and disputes under the Contract, whichever is later. All such records and documentation must at all times during the retention period be open to audit, inspection and examination by the representatives of Canada, who may make copies and take extracts. The Contractor must provide all facilities for such audits, inspections and examinations, and must furnish all such information as the representatives of Canada may from time to time require with respect to such records and documentation.
9
Applicable Laws

The Contract must be interpreted and governed, and the relations between the parties determined, by the laws in force in Ontario.

10
Priority of Documents

If there is a discrepancy between the wording of any documents that appear on the list, the wording of the document that first appears on the list has priority over the wording of any document that subsequently appears on the list.

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(a)
the Articles of Agreement;
(b)
the supplemental general conditions 4002 (2010-08-16), Software Development or Modification Services;
(c)
the supplemental general conditions 4003 (2010-08-16), Licensed Software;
(d)
the general conditions 2040 (2022-12-01), General Conditions - Research & Development;
(e)
Annex A, Statement of Work;
(f)
Annex B, Basis of Payment;
(g)
Annex C, Security Requirements Check List and Security Classification Guide;
(h)
the signed Task Authorizations (including all of its annexes, if any);
(i)
Annex E, Indigenous Participation Plan;
(j)
the Contractor's bid dated May 16, 2024, as clarified on May 24, 2024 and December 3, 2024.
11
Foreign Nationals (Canadian Contractor)

SACC Manual clause A2000C (2006-06-16) Foreign Nationals (Canadian Contractor)

12
Insurance Requirements

SACC Manual clause G1005C (2016-01-28) Insurance - No Specific Requirement

13
Controlled Goods Program

SACC Manual clause A9131C (2020-11-19), Controlled Goods Program

14
Dispute Resolution
(a)
The parties agree to maintain open and honest communication about the Work throughout and after the performance of the contract.

(b)
The parties agree to consult and co-operate with each other in the furtherance of the contract and promptly notify the other party or parties and attempt to resolve problems or differences that may arise.
(c)
If the parties cannot resolve a dispute through consultation and cooperation, the parties agree to consult a neutral third party offering alternative dispute resolution services to attempt to address the dispute.

(d)
Options of alternative dispute resolution services can be found on Canada’s Buy and Sell website under the heading “Dispute Resolution”.
15
Disclosure of Intellectual Property

On completion of the Work for each applicable project phase, the Contractor must submit to the Project Authority and to the Contracting Authority, a copy of the Intellectual Property Disclosures as per the formats prescribed in the DID-120 of Annex ‘’A’’. Such disclosure will include a comprehensive update of the preliminary Background Intellectual Property (BIP) disclosure report that was submitted as part of the Contractor’s bid. Each previously disclosed disclosure report is to be incrementally updated as per the schedule presented in Appendix A to Annex A, with the final reports due at the end of the Phase D.

All Intellectual Property Disclosure reports are Contract deliverables that are subject to Canada’s review and acceptance.

Contract No. - No de contrat 9F044-230301/A

Client Ref. No. - N° de réf. du client 9F044-230301

Amd. No. - N° de la modif.

File No. - N° du dossier 9F044-230301/A

In instances where deliverables to Canada contain Background Intellectual Property (BIP) that is owned either by the Contractor or by one of its subcontractors, such BIP must be clearly identified in the deliverable in question in such ways that Canada could easily, if required, identity, edit and/or remove the sections of such deliverable that contain such BIP.

16
Communications with the Media

1.
DEFINITIONS

“Communication Activity(ies)” includes: public information and recognition, the planning, development, production and delivery or publication, and any other type or form of dissemination of marketing, promotional or information activities, initiatives, reports, summaries or other products or materials, whether in print or electronic format that pertain to the present agreement, all communications, public relations events, press releases, social media releases, or any other communication directed to the general public in whatever form or media it may be in, including but without limiting the generality of the preceding done through any company web site.

2.
COMMUNICATION ACTIVITIES FORMAT

The Contractor must early on coordinate with the Canadian Space Agency (CSA) all Communication Activities that pertain to the present contract.

Subject to review and approval by the CSA, the Contractor may mention and/or indicate visually, without any additional costs to the CSA, the CSA’s participation in the contract through at least one of the following methods at the complete discretion of the CSA:

a.
By clearly and prominently labelling publications, advertising and promotional products and any form of material and products sponsored or funded by the CSA, as follows, in the appropriate official language:

“This program/project/activity is undertaken with the financial support of the Canadian Space Agency.”

“Ce programme/projet/activité est réalisé(e) avec l’appui financier de l’Agence spatiale canadienne.”

b.
By affixing CSA’s corporate logo on print or electronic publications, advertising and promotional products and on any other form of material, products or displays sponsored or funded by the Canadian Space Agency.

Any and all mention or reference to the Canadian Space Agency in addition to those specified above in (a) and (b) must be specifically accepted by the CSA prior to publication.

The Contractor must obtain and use a high resolution printed or electronic copy of the CSA’s corporate identity logo and seek advice on its application, by contacting the project authority as mentioned in Paragraph 7.5.2 of this contract.

3.
COMMUNICATION ACTIVITY COORDINATION PROCESS

The Contractor must coordinate with the CSA’s Directorate of Communications and Public Affairs all Communication Activities pertaining to the present contract. To this end, the Contractor must:

a.
As soon as the Contractor intends to organize a Communication Activity, send a Notice to the CSA’s Directorate of Communications and Public Affairs. The Communications Notice must include a complete description of the proposed Communication Activity. The Notice must be

Contract No. - No de contrat 9F044-230301/A

Client Ref. No. - N° de réf. du client 9F044-230301

Amd. No. - N° de la modif.

File No. - N° du dossier 9F044-230301/A

in writing in accordance with the clause Notice included in the general conditions applicable to the contract. The Communications Notice must include a copy or example of the proposed Communication Activity.

b.
The contractor must provide to the CSA any and all additional document in any appropriate format, example or information that the CSA deems necessary, at its entire discretion to correctly and efficiently coordinate the proposed Communication Activity. The Contractor agrees to only proceed with the proposed Communication Activity after receiving a written confirmation of coordination of the Communication Activity from the CSA’s Directorate of Communications and Public Affairs.

The Contractor must receive beforehand the authorization, approval and written confirmation from the CSA’s Directorate of Communications and Public Affairs before organizing, proceeding or hosting a communication activity.

17.
Launch Failure

1.
The definition of the terms “Launch” and “Launch Failure” will be the same as the definitions in the standard Launch Service Agreement (LSA) of the Contractor chosen launch service provider.
2.
In the event of a Launch Failure the Contractor will not be responsible for rebuilding or reimbursing Canada for one or multiple spacecraft(s) lost during a Launch.

3.
The Contractor will not be entitled to claim or receive from Canada any sort of compensation or costs associated with the Launch Failure(s).
4.
The Contractor will not be entitled to claim any sum under milestone #11B, if all the spacecrafts are lost or rendered unusable following one or more Launch Failures.

5.
In the case where one or more Launch Failure(s) occurred and one or more spacecraft are lost, the contractor will still be entitled to request the release of the holdback for the milestones that were completed and accepted by Canada as per article 7.1.2 - Milestone Payments - Subject to holdback.
18
Performance Guarantee

The Contractor must provide to the Contracting Authority, within thirty (30) calendar days from the date of Contract award, a signed Performance Guarantee contract, that is to remain in effect throughout the entire Contract Period.

In instances where the Contractor has failed to obtain, to respect and to maintain such Performance Guarantee contract throughout the Contract period, Canada may immediately terminate the Contract for default.

19
Ground Stations Access Antennas

During phase E, Canada requires the Contractor to fulfill a number of obligations regarding the Ground Stations Access as detailed below. These obligations are provided in anticipation of the work to be done in phase E. As the contract evolves, Canada’s requirement might evolve with the work phases. Canada reserves the right to modify the contents of the following clause in order for it to better suit Canada’s requirement. Any modification may occur sixty (60) days before the start of phase E. As part of the WildFireSat Contract (Contract 9F044-230301), Canada requires the Contractor, at a minimum, to fulfill the following obligations:

Contract No. - No de contrat 9F044-230301/A

Client Ref. No. - N° de réf. du client 9F044-230301

Amd. No. - N° de la modif.

File No. - N° du dossier 9F044-230301/A

1.
Operational remote access

1.1
Canada must, at all times, have priority and free-of-charge access to both ground stations when operational and available. In cases where the ground stations are found inoperational or unavailable the Contractor must provide Canada, as soon as possible, the reasons for it being inoperational or unavailable and provide the estimated time of return of service.
1.2
After completion of Phase D, Canada’s access to both ground stations must be valid for a minimum period of up to five (5) years.
1.3
The Contractor’s operational use of both ground stations (e.g. supporting the Contractor’s own constellation) is only permitted at periods of time where there is excess ground station availability, i.e. when the ground stations are not in use by Canada.
1.4
Canada will reserve the ground stations antennas according to a regular schedule that will be determined during Phase D.
1.5
When Canada requires additional operational availability due to emergencies and/or unforeseen circumstances, the Contractor must refer to the Pass Reservations requirements detailed in a Statement of Work. Emergencies and/or unforeseen circumstances are defined as, but are not limited to :

➣
Local Disasters & Emergencies: Wildfires, floods, or severe storms can force evacuations or physically damage ground station hardware.
➣
Access & Connectivity Issues: Network outages, blocked roads (due to protest or disaster), or damaged communication links.
➣
Critical Mission Continuity: should Canada primary antenna fails or should the only functioning antenna be already committed to another high-priority mission.

1.6
The Contractor must comply with all requirements included in AD-10 of the statement of work, that details Canada required services and technical performance.

2.
Physical access
2.1
The Contractor must, at all times, grant Canada authorized personnel free and unrestricted physical access to both ground stations up to five (5) years at minimum after completion of Phase D.
3.
Operational mission

3.1
This Contract will remain active up to five (5) years, at minimum after completion of Phase D.
3.2
Should Canada take the decision to extend the WFS operational mission beyond the five (5) year period defined in 1.2, the contracting authority will send a written notice to the Contractor thirty (30) days prior to the end of the five (5) year period defined in 1.2. Both parties agree to negotiate in good faith Canada 's access to the ground stations for this additional period. The result of these negotiations will be formalized as part of a contract amendment or a new contractual vehicle to be defined during phase E.
3.3
Should Canada terminate the WFS operational mission prior to the expected five (5) years, the contracting authority will send a written notice to the Contractor thirty (30) days prior to the termination of the operational mission.
3.4
The General Conditions 2040 applies to the Ground Stations access at all times.